UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

                 DATE OF EARLIEST REPORTED EVENT - JULY 18, 2005

                        MIDLAND INTERNATIONAL CORPORATION
             (Exact name of Registrant as specified in its charter)

               NEVADA                    0000-28315            84-1517404
               ------                    ----------            ----------
   (State or other jurisdiction of      (Commission          (IRS Employer
           incorporation)               File Number)      Identification Number)

                                765 15th Sideroad
                        King City, Ontario Canada L7B 1K5
                        ---------------------------------
                    (Address of principal executive offices)

                                 (905) 773-1987
                                 --------------
                    (Registrant's telephone number, including
                                   area code)

                               Azonic Corporation
                               ------------------
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_|   Written communications pursuant to Rule 425 under the Securities Act

|_|   Soliciting material pursuant to Rule 14a-12 under the Exchange Act

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 8.01:        Other Events.

On July 18, 2005, Azonic Corporation (the "Company") changed its name to Midland International Corporation. An Amendment to the Company's Certificate of Incorporation was filed with the State of Nevada, amending Article One of the Company's Articles of Incorporation. The Company's plan to change its name was previously announced in an Information Statement filed with the U.S. Securities and Exchange Commission and delivered to the Company's stockholders of record or their representatives. In connection with the change of the Company's name, the Company has changed its trading symbol to MLIC, which change became effective on July 21, 2005.

The Company announced the aforementioned change of its name and symbol in the Press Release attached hereto, which was released on July 21, 2005.


Item 9.01:        Financial Statements and Exhibits.

Exhibit 99.1: Press Release dated July 21, 2005.


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

SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, Midland International Corporation has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                               MIDLAND INTERNATIONAL CORPORATION

Dated:   July 21, 2005

                                               By: /s/ Carrie Weiler
                                                   -----------------
                                                   Name:  Carrie Weiler
                                                   Title: Secretary


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